Sterling Capital Focus Equity ETF

LCG

a series of Northern Lights Fund Trust IV

Supplement dated August 9, 2021

To the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) of

Sterling Capital Focus Equity ETF (the “Fund”) dated August 21, 2020

Effective September 28, 2021, Colin R. Ducharme and Jeremy Lopez will serve as Co-Portfolio Managers of the Fund. Mr. Ducharme and Mr. Lopez currently serve the Fund as lead portfolio manager and associate portfolio manager, respectively.

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated August 21, 2020 which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf or by calling 1-888-637-7798.